                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                        Date of Report: January 31, 2002


                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     0-21577                84-1100630
(State or other jurisdiction of  Commission File Number      (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)


                                 (303) 440-5220
              (Registrant's telephone number, including area code)

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Item 5. Other Events.                                                         1

SIGNATURES                                                                    1


ITEM 5. OTHER EVENTS

The Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K on January 31, 2002.

EXHIBITS

Exhibit 99.1   Press Release of the Registrant dated January 31, 2002.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 31st day of January, 2002.


                                        Wild Oats Markets, Inc.

                                        By  /s/ Freya R. Brier
                                               Executive Officer